Exhibit 99.2


DRAFT
NEWS BULLETIN                    RE:
           FROM:                               OPTICAL CABLE CORPORATION
                                               5290 Concourse Drive
THE FINANCIAL RELATIONS BOARD                  Roanoke, VA 24019
       BSMG WORLDWIDE                          (Nasdaq: OCCF)
                                               www.occfiber.com

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AT THE COMPANY:                                AT THE FINANCIAL RELATIONS BOARD:
---------------                                ---------------------------------
Neil Wilkin                                    Alison Ziegler - General Info.
Senior VP & CFO                                Peter Seltzberg - Analyst Info.
(540) 265-0690                                 Judith Sylk-Siegel - Media Info.
nwilkin@occfiber.com                           (212) 661-8030

FOR IMMEDIATE RELEASE:
October 2, 2001


            OPTICAL CABLE CORPORATION REPORTS TEMPORARY HALT OF SALES
                           BY CERTAIN BROKERAGE FIRMS

ROANOKE, VA, OCTOBER 2, 2001 -- Optical Cable Corporation (Nasdaq: OCCF) reported today that its Chairman & Chief Executive Officer, Robert Kopstein, has personally obtained a Temporary Restraining Order (TRO) against various brokerage firms temporarily preventing the firms from selling Mr. Kopstein's personally- held shares of Optical Cable Corporation in an attempt to satisfy substantial margin loans made by these brokerage firms to Mr. Kopstein personally. Mr. Kopstein reported to the Company that the move was in response to the recent substantial increase in trading volume and lower trading price of the Company's stock caused by selling of shares by some of the brokers. The TRO granted by the U.S. District Court, Western District of Virginia, temporarily prevents Salomon Smith Barney, Inc., Merrill Lynch & Co., Inc., UBS Warburg Paine Webber, Inc., The Bear Stearns Companies, Inc., A.G. Edwards and Sons, Inc., and Scott and Stringfellow, Inc. from selling Mr. Kopstein's personally-held shares of Optical Cable Corporation.

The Company has been informed by Mr. Kopstein that, at this point, substantially all of his personally-held shares of Optical Cable Corporation have been pledged to secure substantial margin loans from the brokers named in the TRO.

The Board of Directors of the Company has formed an independent special committee of the Board to explore and address issues on behalf of Optical Cable Corporation and all of its shareholders related to Mr. Kopstein's margin loans. The Special Committee will be assisted by Neil Wilkin, the Company's Senior Vice President & Chief Financial Officer, who joined the Company in early September 2001.

NOTE: THIS NEWS RELEASE MAY CONTAIN CERTAIN "FORWARD-LOOKING" INFORMATION WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THE FORWARD-LOOKING INFORMATION MAY INCLUDE, AMONG OTHER INFORMATION, (I) STATEMENTS CONCERNING OPTICAL CABLE CORPORATION'S (THE "COMPANY") OUTLOOK FOR THE FUTURE, (II) STATEMENTS OF BELIEF,
(III) FUTURE PLANS, STRATEGIES OR ANTICIPATED EVENTS, AND (IV) SIMILAR INFORMATION AND STATEMENTS CONCERNING MATTERS THAT ARE NOT

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Optical Cable Corporation
Page 2 of 2

HISTORICAL FACTS. SUCH FORWARD-LOOKING INFORMATION IS SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS OF THE COMPANY. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THE LEVEL OF SALES TO KEY CUSTOMERS, THE ECONOMIC CONDITIONS AFFECTING NETWORK SERVICE PROVIDERS, THE SLOWDOWN IN CORPORATE SPENDING ON INFORMATION TECHNOLOGY, ACTIONS BY COMPETITORS, FLUCTUATIONS IN THE PRICE OF RAW MATERIALS (INCLUDING OPTICAL FIBER), THE COMPANY'S DEPENDENCE ON A SINGLE MANUFACTURING FACILITY, THE ABILITY OF THE COMPANY TO PROTECT ITS PROPRIETARY MANUFACTURING TECHNOLOGY, MARKET CONDITIONS INFLUENCING PRICES OR PRICING, THE COMPANY'S DEPENDENCE ON A LIMITED NUMBER OF SUPPLIERS, AN ADVERSE PRICE CHANGE IN TRADING SECURITIES HELD BY THE COMPANY, AN ADVERSE OUTCOME IN LITIGATION, CLAIMS AND OTHER ACTIONS AGAINST THE COMPANY, TECHNOLOGICAL CHANGES AND INTRODUCTIONS OF NEW COMPETING PRODUCTS, CHANGES IN MARKET DEMAND, EXCHANGE RATES, PRODUCTIVITY, WEATHER AND MARKET AND ECONOMIC CONDITIONS IN THE AREAS OF THE WORLD IN WHICH THE COMPANY OPERATES AND MARKETS ITS PRODUCTS.

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